EXHIBIT 2.11


                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the common shares, without par value (the "AmBev Common Shares"), of Companhia de Bebidas das Americas-AmBev, a corporation incorporated under the laws of the Federative Republic of Brazil ("AmBev") and that this agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.



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         IN WITNESS WHEREOF, each of the undersigned hereby executes this
Agreement as of March 12, 2004.





                                   INTERBREW S.A.

                                   by /s/ Philippe de Spoelberch
                                      -----------------------------------
                                   Name:  Philippe de Spoelberch
                                   Title: Director


                                   by /s/ Pierre J. Everaert
                                      -----------------------------------
                                   Name:  Pierre J. Everaert
                                   Title: Chairman





                                   Stichting Interbrew



                                   by    /s/  Frederic de Mevius
                                      --------------------------------------
                                   Name:  Frederic de Mevius
                                   Title:    Member of the Bureau

                                   by   /s/  Charles Adriaenssen
                                      --------------------------------------
                                   Name:  Charles Adriaenssen
                                   Title:    Member of the Bureau

                                   by   /s/  Alexandre Van Damme
                                      --------------------------------------
                                   Name:  Alexandre Van Damme
                                   Title:    Member of the Bureau


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                                   Eugenie Patri Sebastien SCA



                                   by    /s/  Frederic de Mevius
                                       -----------------------------------
                                   Name:  Frederic de Mevius
                                   Title:    Director Eugenie SA

                                   by   /s/  Charles Adriaenssen
                                      --------------------------------------
                                   Name:  Charles Adriaenssen
                                   Title:    Director Sebastien Sarl

                                   by   /s/ Alexandre Van Damme
                                      --------------------------------------
                                   Name:  Alexandre Van Damme
                                   Title:    Director Patri SA